Inspire Small/Mid Cap Impact ETF
ISMD
a series of Northern Lights Fund Trust IV
SUMMARY PROSPECTUS
MARCH 30, 2020

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated March 30, 2020, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.inspireetf.com/fund-documents/. You can also obtain these documents at no cost by calling 877.658.9473 or by sending an email request to OrderInspireETFs@UltimusFundSolutions.com. Shares of the Fund are listed and traded on NYSE Arca (the “Exchange”).

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.inspireinvesting.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank).

Investment Objective: The Inspire Small/Mid Cap Impact ETF (the “Fund”) seeks to replicate investment results that generally correspond, before fees and expenses, to the performance of the Inspire Small/Mid Cap Impact Equal Weight Index (“Small/Mid Cap Index”).

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors purchasing or selling shares of the Fund in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker. These costs are not included in the expense example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.30%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.34%
Acquired Fund Fees and Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.64%
Fee Waiver and/or Expense Reimbursement (2)	(0.04)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.60%
(1)	Acquired Fund Fees and Expenses, are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
(2)	Effective April 1, 2020, the Fund’s adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least March 31, 2021, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), or extraordinary expenses such as litigation) will not exceed 0.60% of average daily net assets. The fee waiver and expense reimbursements are subject to possible recoupment from the Fund in future years (within the three years after the fees have been waived or reimbursed), if such recoupment can be achieved within the lesser of the foregoing expense limits or those in place at the time of recapture. This agreement may be terminated only by the Trust’s Board of Trustees on 60 days’ written notice to the Fund’s adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$61	$201	$353	$795

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Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended November 30, 2019, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

Principal Investment Strategies: The Fund generally will invest at least 80% of its total assets in the component securities of the Small/Mid Cap Weight Index. CWM Advisors, LLC dba Inspire (the “Adviser” or “Index Provider”), the Fund’s index provider (and also the Fund’ investment adviser) selects securities from a universe of publicly traded, domestic small and mid capitalization equity securities of companies with market capitalizations between $1 billion and $3.5 billion and which have an Inspire Impact Score® of zero or higher. The Inspire Impact Score® is a proprietary selection methodology that is designed to assign a score to a particular security based on the security’s alignment with biblical values and the positive impact the issuing company has on the world through various environmental, social and governance criterion. Under normal circumstances, 50% of the index will be comprised of equities of companies with market capitalizations between $1 billion and $2 billion, and 50% of the index will be comprised of equities of companies with market capitalizations between $2 billion and $3.5 billion.

The methodology removes from the investment universe the securities of any company that has any degree of participation in the following activities or products that do not align with biblical values:

  Abortifacients - Company produces abortifacient drugs. This category includes all pharmaceuticals used to terminate a pregnancy anytime from the moment of conception onward, including those labeled as “contraceptives” but which may cause a fertilized egg to be destroyed.
  Abortion Philanthropy - Corporate guided philanthropy to organizations that advocate for or provide abortions (excludes employee matching programs.)
  Abortion Legislation - Corporate sponsored political, legal or other activism that advocates for or provides abortions.
  Abortion Procedures - Company offers abortion procedures as a service.
  Gambling - Company generates revenue from gambling. This category includes the operation of casinos or other gambling facilities, as well as manufacturing gambling machinery and or other gambling specific equipment.
  Alcohol - Company produces or specifically distributes alcoholic beverages.
  Human Rights - Exploitative labor practices, working conditions or partnerships with exploitative supply partners, including unjust governmental entities and regimes.
  LGBT Legislation - Corporate sponsored legal, political or other activism that advocates for the promotion and acceptance of the LGBT lifestyle.
  LGBT Philanthropy - Corporate guided philanthropy to organizations that advocate for the promotion and acceptance of the LGBT lifestyle (excludes employee match programs).
  LGBT Promotion - Provides products or services designed specifically for the promotion and acceptance of the LGBT lifestyle, or otherwise uses corporate influence for the promotion and acceptance of the LGBT lifestyle.
  Pornography - Company produces or distributes pornography. This category includes all media types, such as film, print and online. Also included are companies that produce AO (Adult Only) rated video games which contain pornographic content.
  Tobacco - Company derives revenue from growing, manufacturing or distributing tobacco products.

The methodology then assigns a positive score based on the company’s track record of acting in alignment with biblical values across the following environmental, social and governance (ESG) categories:

  Corporate Governance - Company exhibits above average Corporate Governance performance relative to its industry peer group. This category considers ownership structure, voting, proxy procedures, board structure and tenure, ethical business practices and executive compensation.
  Data Security & Privacy - Company exhibits above average Data Security & Privacy performance relative to its industry peer group. This category considers data and privacy policies and practices related to the corporation and customer data.
  Environmental Stewardship - Company exhibits above average Environmental stewardship performance relative to its industry peer group. This category considers impacts on the atmosphere, land and water including carbon emissions, deforestation, biodiversity, waste water, water pollution and other environmental stewardship issues.
  Innovation - Company exhibits above average Innovation performance relative to its industry peer group.
  This category considers quality and innovation throughout all aspects of product development and distribution, including R&D, packaging and disposal.
  Labor Practices - Company exhibits above average Labor Practices performance relative to its industry peer group.
  This category considers compliance with fair labor standards for union and non-union employees, including employee retention, education, training, health, safety, compensation, benefits, diversity and mentoring programs.
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  Marketing Ethics - Company exhibits above average Marketing Ethics performance relative to its industry peer group.
  This category considers honest and appropriate communications and marketing channels, transparent product labeling and social impact of marketing efforts.
  Political Action - Company exhibits above average Political Action performance relative to its industry peer group.
  This category considers lobbying practices, attempts at regulatory capture and undue political influence such that undermines the government's ability to serve the public interest.
  Renewable Energy - Company exhibits above average Renewable Energy performance relative to its industry peer group for the production and/or use of renewable, sustainable energy.
  Social Impact - Company exhibits above average Social Impact performance relative to its industry peer group. This category considers a company's overall impact on their communities, positive human rights behaviors, philanthropy and charity.
  Supply Chain - Company exhibits above average Supply Chain performance relative to its industry peer group. This category considers a company's overall governance of their supply chain, including social and environmental impacts and ensuring proper compliance with international human rights standards.

The Index Provider uses software that analyzes publicly available data relating to the primary business activities, products and services, philanthropy, legal activities, policies and practices when assigning Inspire Impact Scores® to a company. The 500 securities with the highest Inspire Impact Scores are included in the Small/Mid Cap Index and are equally weighted. The Inspire Impact Scores® of the securities in the Small/Mid Cap Index are reviewed periodically (at least annually), and the Small/Mid Cap Index is rebalanced quarterly. If, upon review, the Inspire Impact Score of a security falls below an acceptable level, the security is removed from the Small/Mid Cap Index and replaced with a higher scoring security.

Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in domestic small and mid capitalization equity securities. The Index Provider defines small and mid capitalization companies to be those with a market cap of less than $10 billion, and under normal circumstances targets companies with market capitalizations between $1 billion and $3.5 billion. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Small/Mid Cap Index concentrates in an industry or group of industries.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and price of shares and performance.

The following describes the risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal.

Asset Class Risk. Securities in the Small/Mid Cap Index or in the Fund’s portfolio may underperform in comparison to the general securities markets or other asset classes.

Authorized Participant Risk. Only an Authorized Participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs on an agency basis (i.e., on behalf of other market participants). To the extent that APs exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. AP concentration risk may be heightened for exchange-traded funds (“ETFs”) that invest in non-U.S. securities or other securities or instruments that have lower trading volumes.

Biblically Responsible Investment Risk. The Fund invests at least 80% of its assets in the component securities of the Small/Mid Cap Index which uses the Inspire Impact Score® and related biblical values screening criteria in selecting its component securities. As a result of its strategy, the Small/Mid Cap Index’s exclusion of securities of certain issuers for nonfinancial reasons may cause the Fund to forgo some market opportunities available to funds that do not use these criteria. This could be due to biblically responsible companies falling out of favor with investors or failing to perform as well as companies that do not receive a favorable Inspire Impact Score®.

Concentration Risk. The Fund may focus its investments in securities of a particular industry to the extent the Small/Mid Cap Index does. Economic, legislative or regulatory developments may occur that significantly affect the industry. This may cause the Fund's net asset value and price of shares to fluctuate more than that of a fund that does not focus in a particular industry.

Early Close/Trading Halt Risk. An exchange or market may close or impose a market trading halt or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

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Equity Securities Risk. Fluctuations in the value of equity securities held by the Fund will cause the net asset value (“NAV”) of the Fund and the price of its Shares to fluctuate.

  Common Stock Risks. Common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments. Common stock will be subject to greater dividend risk than preferred stocks or debt instruments of the same issuer. In addition, common stocks have experienced significantly more volatility in returns than other asset classes.
  Preferred Stock Risks. Generally, preferred stockholders (such as the Fund) have no voting rights with respect to the issuing company unless certain events occur. In addition, preferred stock will be subject to greater credit risk than debt instruments of an issuer, and could be subject to interest rate risk like fixed income securities, as described below. An issuer’s board of directors is generally not under any obligation to pay a dividend (even if dividends have accrued), and may suspend payment of dividends on preferred stock at any time. There is also a risk that the issuer of any of the Fund’s holdings will default and fail to make scheduled dividend payments on the preferred stock held by the Fund).

ETF Structure Risks. The Fund is structured as an ETF and as a result is subject to the special risks, including:

  Not Individually Redeemable. The Fund’s shares (“Shares”) are not redeemable by retail investors and may be redeemed only by Authorized Participants (“APs”) at net asset value (“NAV”) and only in Creation Units. A retail investor generally incurs brokerage costs when selling Shares.
  Trading Issues. Trading in Shares on the NYSE Arca (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange, which may result in the trading of the Shares being suspended or the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as APs that can post collateral on an agency basis is limited, which may limit the market for the Shares.
  Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.
o	In times of market stress, market makers may step away from their role market making in the Shares of ETFs and in executing trades, which can lead to differences between the market value of the Shares and the Fund’s NAV.
o	The market price for the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Fund shares than the Fund’s NAV, which is reflected in the bid and ask price for Fund shares or in the closing price.
o	When all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the Shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which could lead to differences between the market value of the Shares and the Fund’s NAV.
o	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the Fund’s NAV.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

Passive Investment Risk. The Fund is not actively managed and the adviser will not sell shares of an equity security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Small/Mid Cap Index or the selling of shares of that security is otherwise required upon a rebalancing of the Index as addressed in the Small/Mid Cap Index methodology.

Sampling Risk. The Fund’s use of a representative sampling approach, if used, could result in its holding a smaller number of securities than are in the Small/Mid Cap Index. As a result, an adverse development with an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Small/Mid Cap Index. To the extent the assets in the Fund are smaller, these risks will be greater.

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Small and Medium Capitalization Stock Risk. The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Index. Tracking error may occur because of imperfect correlation between the Fund’s holdings of portfolio securities and those in the Small/Mid Cap Index, pricing differences, the Fund’s holding of cash, differences on timing of the accrual of dividends, changes to the Index or the need to meet various regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Small/Mid Cap Index does not.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s one-year and since inception performance compared with those of a broad measure of market performance. The bar chart shows performance of the Fund’s shares for each calendar year since the Fund's inception. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information will be available at no cost by visiting Inspireinvesting.com or by calling 877.658.9473.

Performance Bar Chart For Calendar Year Ended December 31

Best Quarter:	1st Quarter 2019	14.94%
Worst Quarter:	4th Quarter 2018	(20.06)%

The Fund’s year-to-date return as of the most recent fiscal quarter, which ended February 29, 2020 was (13.86)%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2019)

	One Year	Since Inception (2/27/17)
Return before taxes	24.43%	6.66%
Return after taxes on distributions	24.15%	5.97%
Return after taxes on distributions and sale of Fund shares	14.63%	4.94%
Inspire Small/Mid Cap Impact Equal Weight Index	25.09%	7.35%
S&P SmallCap 600 Equal Weight Total Return Index	21.01%	6.04%
S&P 500 Total Return Index	31.49%	13.75%
*	In prior prospectuses, the Fund compared its performance against the S&P 500 Total Return Index as its primary benchmark. The Adviser believes the S&P SmallCap 600 Equal Weight Total Return Index is a more appropriate and accurate index against which to compare the Fund’s investment strategies and, therefore, the S&P SmallCap 600 Equal Weight Total Return Index will replace the S&P 500 Total Return Index as the Fund’s primary benchmark in future comparisons.

Investment Adviser: CWM Advisors, LLC dba Inspire.

Portfolio Managers: Robert Netzly, CEO of the Adviser, and Darrell Jayroe, CFA®, Portfolio Manager or the Adviser have each served the Fund as a portfolio manager since it commenced operations in February 2017.

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Purchase and Sale of Fund Shares: The Fund will issue and redeem Shares at NAV only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with APs, the Shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Exchange and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the marketing activities or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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